Exhibit 10.3

                               PRIORITY AGREEMENT

THIS AGREEMENT made as of the19th day of December, 2002.


 AMONG:

     WASANDA ENTERPRISES INC.(hereinafter called "Wasanda")


                                                   OF THE FIRST PART;

-and-

D.DUNSMUIR INVESTMENTS CANADA LIMITED (hereinafter called "Dunsmuir")


                                                   OF THE SECOND PART;
-and-

D'ANGELO BRANDS LTD. (hereinafter called "D'Angelo")


                                                   OF THE THIRD PART;

-and-

D'ANGELO BRANDS, INC. (hereinafter called "Brands")

                                                   OF THE FOURTH PART;

-and-

FRANK D'ANGELO (hereinafter called "Frank")

                                                   OF THE FIFTH PART;


-and-

GIUSEPPE D'ANGELO (hereinafter called "Giuseppe")


                                                   OF THE SIXTH PART;


WHEREAS D'Angelo and Brands are indebted to Dunsmuir and as security for the repayment of such indebtedness D'Angelo and Brands have executed and delivered to Dunsmuir a general security agreement covering their assets and undertaking (the "Dunsmuir Security");

AND WHEREAS D'Angelo and Brands have agreed to execute and deliver to Wasanda a fixed and floating charge debenture (the "Wasanda Security");

AND WHEREAS the Wasanda Security and the Dunsmuir Security are hereinafter sometimes collectively referred to as the "Security Agreements";


AND WHEREAS Dunsmuir has registered the financing statements listed in Schedule "A" annexed hereto (the "Dunsmuir Financing Statements") and Wasanda has registered or will register the financing statements listed or to be listed in Schedule "A annexed hereto (the "Wasanda Financing Statements"), all for the purpose of perfecting a security interest in or against certain assets of D'Angelo and Brands;

AND WHEREAS the parties have agreed upon certain priorities in respect of the Dunsmuir Security and the Wasanda Security as hereinafter described;

AND WHEREAS D'Angelo and Brands have agreed that they will maintain and deal with their assets in accordance with the provisions hereof;

NOW WITNESSETH THAT the parties hereto each in consideration of the execution of this Agreement by the other and other good and valuable good and consideration (the receipt and sufficiency of which is hereby acknowledged) covenant and agree as follows:

1. The parties confirm that the foregoing recitals are true in substance and in fact and are agreed to form a part hereof for all purposes.

2.Each of Wasanda and Dunsmuir hereby consent to the creation and issue of the Wasanda Security and of the Dunsmuir Security and each agree that the creation, issue, registration, filing and existence of the same shall not constitute an event of default under the Dunsmuir Security or the Wasanda Security.

3.The Dunsmuir Security shall at all times rank in priority to the Wasanda Security and the Wasanda Security shall be and is hereby postponed and subordinated to and in favour of the Dunsmuir Security as it relates to equipment of D'Angelo and/or Brands and all traceable insurance and other proceeds therefrom and the Wasanda Security shall at all times rank in priority to the Dunsmuir Security and the Dunsmuir Security shall be and is hereby postponed and subordinated to an din favour of the Wasanda Security as it relates to the book debts, accounts receivable, promissory notes or other evidence of indebtedness to D'Angelo and/or Brands (the "Receivables") and any security obtained by D'Angelo and/or Brands for such Receivables and as it relates to the inventory of D'Angelo and Brands and all insurance proceeds payable thereon, all together with all proceeds thereof, all irrespective of:

(a)     the provisions of the security Agreements;

(b) any oral or written understanding, agreement or other document, registered or unregistered, given by or to nay one or more of the parties to this Agreement prior to the date hereof;

(c) the respective dates of creation, execution, delivery, filing, registration, attachment or perfection of, advances of funds under and crystallization, realization or default under the Security Agreements, or any grant, assignment, transfer, mortgage, charge, security interest or other interest or right contained in the Security Agreements;

(d) the respective dates on which D'Angelo and/or Brands became indebted to Dunsmuir and Wasanda;

(e) the respective dates on which Wasanda or Dunsmuir obtained any judgment or filed any writ of seizure and sale against D'Angelo and /or Brands;

(f) any rights or remedies to which, except for this Agreement, Wasanda or Dunsmuir would be entitled at law or equity against D'Angelo and/or Brands or any of their undertaking, property and assets in respect of any of D'Angelo's and/or Brands' obligations and indebtedness secured by any of the Security Agreements;

(g) any future increases in the credit facilities made available by Dunsmuir and/or Wasanda to D'Angelo and/or Brands; and

(h)     any other matter.

4. This agreement is intended to affect the priorities of Wasanda Security and Dunsmuir Security only to the extent expressly stated herein. Without limiting the generality of the foregoing, nothing herein shall:

(a) entitle D'Angelo and/or Brands to postpone any payment of any monies (secured by the Security Agreements or not) owing to Wasanda or Dunsmuir;

(b) affect any rights (including, but not limited to, the right to realize under its security) of Wasanda or Dunsmuir, except to the extent specifically provided herein;

(c) entitle any person (other than Wasanda and Dunsmuir and their respective successors and assigns) to claim or obtain priority over any of the security referred to in the Security Agreements.

5. D'Angelo and Brands acknowledge that they are indebted to Frank and Giuseppe (the "existing indebtedness:). Frank and Giuseppe together with D'Angelo and Brands agree that the existing indebtedness is not the subject of nor will it (or any present or future indebtedness of any nature of kind of D'Angelo or Brands to Frank or Giuseppe) hereafter without the consent of Wasanda and Dunsmuir be made the subject of any set-off or counter-claim by them. Frank and Giuseppe represent to Wasanda and Dunsmuir that they hold no security for the existing indebtedness or any part thereof (or for any other present or future indebtedness of any nature or kind of D'Angelo and/or Brands to them or either of them) and as the existing indebtedness as well as all other present and future indebtedness of D'Angelo and/or Brands to Frank and/or Giuseppe has been hereby assigned and postponed to the Wasanda Security, Frank and /or Giuseppe hereby agree with D'Angelo and /or Brands that no satisfaction, consideration or security will be given to or accepted by Frank and Giuseppe for any debt, liability or obligation, present or future, including the existing indebtedness owing by D'Angelo and Brands to Frank and/or Giuseppe without the written consent of Wasanda and Dunsmuir first had and obtained.

6. This Agreement shall extend to bind and enure to the benefit of the parties hereto and their respective successors and assigns.

7. The invalidity of any provision of this Agreement or any covenant herein contained on the part of any party shall not affect the validity of any other provision or covenant hereof or herein contained.

8. Each of the parties shall from time to time, both before and after the date hereof, take or cause to be taken such action and execute and deliver or cause to be executed and delivered to the other such documents and further assurances as may, in the reasonable opinion of counsel for the other, be necessary or advisable to give effect to this Agreement.

9. This Agreement may be executed in several counterparts each of which so executed shall be deemed to be an original and such counterparts together shall constitute and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of the date first above written.

10. In the event that any clause, paragraph or portion hereof should be unenforceable or declared in valid for any reason whatsoever, such enforceability or invalidity shall not affect the enforceability or validity of the remaining clauses, paragraphs or portions hereof and such unenforceable or invalid clause, paragraph or portion shall be severable from the remainder hereof.

11. This Agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF the corporate parties hereto have set their hands and affixed there corporate seal under the hands of their proper officers as of the date first above written.

SIGNED, SEALED AND DELIVERED

   In the presence of:               )
                                     )--------------------
                                     )  FRANK D'ANGELO
                                     )
                                     )---------------------
                                     )  GIUSEPPE D'ANGELO




  WASANDA ENTERPRISES INC                       D'ANGELO BRANDS LTD.
Per:------------------                           Per: ------------------------
Name:                                            Name:
Title:                                           Title:

D.DUNSMUIR INVESTMENTS                  D'ANGELO BRANDS, INC. CANADA LIMITED

Per: ---------------                            Per:  ------------------------
Name:                                           Name:
Title:                                          Title:


SCHEDULE "A" PPSA REGISTRATIONS

FILE NUMBER                     SECURED PARTY
-----------                     --------------
883273455                       D. Dunsmuir Investments Canada Limited
883201761                       D. Dunsmuir Investments Canada Limited